Exhibit 10.151

               LICENSE AGREEMENT AND TECHNOLOGY TRANSFER AGREEMENT

       THIS AGREEMENT is made as of the 30th day of September, 2004 (the "Effective Date"), by and between CALYPTE BIOMEDICAL CORPORATION ("Calypte"), a corporation organized under the laws of the State of Delaware, U.S.A. and ANI BIOTECH OY ("Ani"), a corporation organized under the laws of the country of Finland.

                                    RECITALS

       WHEREAS, Calypte develops, manufactures, markets and sells human in vitro clinical diagnostic tests for the detection of human infectious agents in the worldwide professional clinical diagnostic markets.

       WHEREAS, Ani develops, manufactures, markets and sells various human in vitro clinical diagnostic rapid tests under their own brand name or the brand name of other parties for the worldwide professional and over-the-counter (OTC) clinical diagnostic markets, and has applied for patents describing certain lateral-flow rapid test devices and sample applicators.

       WHEREAS,   Ani  desires  to  license  and  transfer  to  Calypte  certain technology owned by Ani that is related to the development, manufacture and sale of certain human in vitro clinical diagnostic rapid tests.

       WHEREAS, Calypte desires to develop, manufacture and sell on a worldwide basis in the professional and OTC clinical diagnostic markets certain human in vitro clinical diagnostic rapid tests based on technology owned by Ani.

       NOW THEREFORE, the parties hereto agree as follows:

1. Definitions.

         1.1. "Affiliate" shall mean any corporation or other business enterprise controlled by, controlling or under common control by Entity. For purposes of this paragraph, "control" shall mean, with respect to an entity, direct or indirect beneficial ownership of more than fifty percent (50%) of the voting stock or equity.

         1.2. "Analytes" shall mean HIV, HPV, Hepatitis B, Hepatitis C, Syphilis, Gonorrhea, and Chlamydia.

         1.3. "Best Price" shall mean the actual number of shares of Calypte common stock transferred to Ani at any given time which shall be determined by using the 5-day average closing stock price for Calypte common stock as listed on the American Stock Exchange (AMEX) immediately before the date of said transfer, provided however, the price at the time of transfer is equal to or greater than the Threshold Price.


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

         1.4 "Confidential Information" of a party shall include any and all material and information of such party whether identified as confidential information or not, including, without limitation, ideas, inventions (whether patentable or not), designs, product concepts, improvements, manufacturing processes, quality standards, trade secrets, technical information relating to ongoing research and development, business strategies, marketing plans, customer lists, and financial data.

         1.5. "Currency Exchange Rate" shall mean the conversion from US Dollars to Euros at the exchange rates posted by the Federal Reserve Bank of New York, representing the 12 Noon Eastern Time buying rates on the day of said conversion.

         1.6. "Entity" shall mean any corporation, partnership, joint venture, or other such business organization.

         1.7. "Field of Use" shall mean human in vitro clinical diagnostic and non-therapy screening rapid tests.

         1.8. "Improvement" shall mean all improvements and modifications made to Licensed Technology or to Manufacturing Equipment by Ani during the term of this Agreement.

         1.9. "License Fee" shall mean the license fee set forth in Section 3 hereof payable by Calypte to Ani for the licenses granted hereunder.

         1.10. "Licensed Products" shall mean human in vitro clinical diagnostic and non-therapy screening tests incorporating Licensed Technology which are designed by Calypte to detect Analytes in human blood, serum, plasma, urine, oral fluids, or urogenital swabs.

         1.11. "Licensed Technology" shall mean human in vitro clinical diagnostic and non-therapy screening rapid test and sample applicator device technology described in: (i) European Patent Application 04003603.0 filed on February 18, 2004, and all issues, reissues, amendments, divisions, continuations, continuations-in-part, and corresponding foreign counterparts thereof; (ii) Finnish Patent Application FI200040825 filed on June 15, 2004, and all issues, reissues, amendments divisions, continuations, continuations-in-part, and corresponding foreign counterparts thereof; and,
(iii) all confidential know-how proprietary to Ani needed to assist Calypte in developing and manufacturing Licensed Products.

         1.12.  "Manufacturing  Equipment" shall mean all equipment set forth in
Section 5.1 and listed in Exhibit A.

         1.13. "Net Sales" shall mean the gross amount invoiced by Calypte or its Affiliate from the sale of a Licensed Products to a Third Party within the Territory and Field of Use, less the following actually incurred by Calypte as a result of such amounts invoiced: shipping costs, insurance costs, custom duties, sales tax, VAT, promotional discounts, rebates and returns. If Licensed Products are sold in the form of a combination product containing one or more diagnostic tests that are not Licensed Products under this Agreement, Net Sales for such combination product shall be calculated by multiplying actual Net Sales of such


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

combination product by the fraction A/(A+B), where A is the list price in the relevant country of the Licensed Product if sold separately and B is the total list price in the relevant country of any other diagnostic tests in the combination if sold separately. If, on a country-by-country basis, the Licensed Products and other diagnostic tests contained in a combination product are not sold separately in such country, the Net Sales of such combination product shall be determined by multiplying the Net Sales of such combination product by the fraction A/(A+B), where A is the number of Licensed Products in the combination product and B is the number of other diagnostic tests in the combination product that are not Licensed Products. The total of A+B shall not exceed two (2).

         1.14. "Territory" shall mean the worldwide professional and OTC human in vitro clinical diagnostic markets.

         1.15. "Third Party" shall mean any party other than Calypte or Ani or an Affiliate of either Calypte or Ani.

         1.16. "Threshold Price" shall mean a per share price for Calypte common stock equal to or greater than $0.40.

         1.17. "Valid Patent Claims" shall mean any claim of any unexpired patent covering Licensed Technology that has not been revoked, or held to be unenforceable or invalid by a decision of a court or other government agency, unappealable or unappealed within the time allowed for appeal.

2. Grants and Licenses.

         2.1. Subject to payment of the License Fee set forth in Section 3 and royalties on net sales set forth in Section 4 as well as compliance with other terms of this Agreement, Ani grants Calypte the following royalty-bearing licenses to Licensed Technology and any Improvement within the Field of Use in the Territory:

                  2.1.1. Ani grants Calypte an exclusive license to make, use, develop, have developed, manufacture, have manufactured, offer to sell, sell and have sold Licensed Products utilizing urine or oral fluid as the sample material under the Calypte brand name or the brand name of a Third Party; and,

                  2.1.2. Ani grants Calypte a non-exclusive license to make, use, develop, have developed, manufacture, have manufactured, offer to sell, sell and have sold Licensed Products utilizing blood, serum, plasma, or urogenital swab as the sample material under the Calypte brand name or the brand name of a Third Party.

         2.2. Calypte shall have the right to sublicense to Affiliates of Calypte the licenses granted in this Section 2. Calypte shall secure and be fully liable that all sublicensees comply with all the terms of this Agreement, as applicable.


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

         2.3. Calypte shall be liable for all claims of product liability resulting from the manufacturing, marketing, sale and distribution of the Licensed Products by Calypte, its Affiliates and its distributors. Calypte shall indemnify and hold harmless Ani, its directors, employees and stockholders against any and all third party product liability claims resulting from the manufacturing, marketing, sale and distribution of the Licensed Products.

3. License Fee.

         3.1. In consideration of the grant of the licenses set forth in Section 2, Calypte shall pay Ani a non-refundable License Fee as follows:

                  3.1.1. Three Hundred Thousand Euros (300,000 euro) payable in cash or in shares of Calypte common stock, pursuant to Section 7.1.2 and Section 7.1.2.1, upon the Effective Date, or within five (5) business days after the effectiveness of the Registration Statement set forth in Section 7.1.1; and,

                  3.1.2. Seven Hundred Thousand Euros (700,000 euro) payable in shares of registered Calypte common stock, or cash, or a combination thereof, at Calypte's sole discretion in seven (7) equal monthly installments of One Hundred Thousand Euros (100,000 euro) each; the first installment payable five (5) business days after the effectiveness of the Registration Statement set forth in
Section 7.1.1, and each subsequent installment payable on a monthly basis thereafter.

         3.2. The License Fee paid by Calypte in Section 3.1 shall give Calypte the right to incorporate any Improvement made by Ani into Licensed Products at no additional cost to Calypte.

4. Royalties.

         4.1. Calypte shall pay Ani royalties on Net Sales of Licensed Products according to the royalty rate schedule set forth in Exhibit B attached hereto.

                  4.1.1. In the event Licensed Products contain more than one Analyte per rapid test device, the royalty rate for such Licensed Products shall be equal to the numerical average of the individual royalty rates set forth in Exhibit B attached hereto for the individual Analytes contained in such Licensed Products.

         4.2. Calypte's obligation to pay royalties hereunder shall exist until the expiration of the last of any Valid Patent Claims. In the event no patents covering Licensed Technology issue in the United States of America and it is evident that such patent will not be issued, Calypte's royalty obligation shall terminate in the United States of America on the tenth (10th) anniversary of the Effective Date.

         4.3. All royalty payments payable under this Agreement shall be paid on a quarterly basis, within forty-five (45) days after March 31st, June 30th, September 30th and December 31st of each year.


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

         4.4. All royalty payments paid by Calypte under this Agreement shall be paid in the lawful currency of the European Union (euros).

         4.5. Calypte shall keep, and shall require its Affiliates to keep, true, complete and accurate books of accounts and records together with supporting documentation for Licensed Products made, used or sold under this Agreement in accordance with generally accepted accounting principles as applied in the United States appropriate to determine the amount of royalties due hereunder and their proper payment. Such records and supporting documentation shall be open during normal business hours upon reasonable advance notice, at mutually agreed upon times, for the longer of three (3) years or the time during which such material should be held in accordance with applicable accounting regulations following the end of the calendar year to which they pertain, to the inspection of an independent certified public accountant retained by Ani for the sole purpose of verifying the accuracy of the royalty payments made to Ani hereunder. Such certified public accountant shall be entitled to obtain copies of any of Calypte's or its Affiliates' documents reasonably necessary for the verification of the amount of royalties and their proper payment. If in dispute, such records shall be kept until the dispute is settled. Inspection shall be at Ani's expense, unless the inspector concludes that the amount payable that is stated in a report is understated by two percent (2%) or more or royalties were not paid when due, in which case Calypte shall in addition to any other remedy that may be available to Ani at law or in equity, pay Ani's reasonable expenses incurred in connection with the inspection shall be paid by Calypte. The Parties agree that any certified public accountant inspecting Calypte's books pursuant to this Section 4.3 shall not disclose to Ani any information other than information relating to the accuracy of reports and payments made hereunder. Such accountant shall be required to execute an agreement with Calypte agreeing to the confidentiality provisions set forth in this Section 4.3. Information disclosed to Ani as a result of an inspection shall be subject to the confidentiality provisions set forth in Section 8.

         4.6. In the event Calypte fails to pay the royalties  described in this
Section 4 and Exhibit B on or before the last day of the time period set forth in Section 4.2, such royalties shall bear interest from and after such date until paid at a per annum rate equal to the US prime lending rate (Prime Rate) plus three (3) percent as quoted in The Wall Street Journal for the thirty (30) day period ending on the payment due date. Each such royalty payment when made shall be accompanied by all accrued and unpaid interest. Ani shall also be entitled to compensation for its reasonable collection costs.

         4.7. Calypte shall, within forty-five (45) days after March 31st, June 30th, September 30th and December 3lst of each year of this Agreement, deliver to Ani a true and accurate written accounting royalty report for each calendar quarter. Each such report shall set forth per Licensed Products per Analyte per each country in which the Licensed Products have been sold: (i) the Net Sales;
(ii) all  deductions  from Net Sales made by Calypte  pursuant to Section  1.10;
(iii) the royalties payable by Calypte to Ani pursuant to Section 4.1 and Exhibit B; and, (iv) the product description/name per catalog code. Calypte shall cooperate fully with any request by an authority or court to deliver information about the buyers of Licensed Products distributed by Calypte or its Affiliates.


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

         4.8. Each royalty report shall be made and sent by the due date to the following addressees or any other address that Ani may provide in writing:

                           Ani Biotech Oy
                           Museokatu 13 B
                           00100 Helsinki Finland
                           Attn:  Dr. Aimo Niskanen, CEO
                           Telephone:  +358-20-1557515
                           Facsimile:  +358-20-1557517
                           Email:  aimo.niskanen@anibiotech.fi

5. Purchase of Manufacturing Equipment.

         5.1. Calypte shall purchase Manufacturing Equipment according to the following price schedule:

                                         Quantity               Purchase Price
LP-03A Line Printing Machine
                                             1                    54,800 euro
AM-03A Assembling Machine - Short
Slides                                       1                    76,600 euro
CA-03A Conjugate Application Machine         1                    24,320 euro
ABM-03A Automatic Bottling Machine           1                    51,120 euro
Sample Applicator Device Assembly
Machine                                      1                    26,000 euro
                                                                  -----------
                                      Total Purchase Price:      232,840 euro

         5.2.  The  purchase  price  for  Manufacturing  Equipment  set forth in
Section 5.1 shall include:  (i) installation at a Calypte  designated  facility;
(ii) a one (1) year factory warranty for parts and labor; (iii) reasonable training of Calypte personnel in the use and maintenance of the said equipment at the facilities of Ani in Finland on a time as mutually agreed between the parties; and, (iv) a reasonable supply of spare parts as mutually agreed between the parties.

         5.3. Calypte shall make payment for the purchase of Manufacturing Equipment set forth in Section 5.1 according to the following schedule:

                  5.3.1. Seventy-seven thousand six hundred thirteen Euros (77,613 euro) payable in cash or in shares of Calypte common stock, pursuant to
Section 7.1.2 and Section 7.1.2.1, upon the Effective Date, or within five (5) business days after the effectiveness of the Registration Statement set forth in
Section 7.1.1;

                  5.3.2. Seventy-seven thousand six hundred thirteen Euros (77,613 euro) due upon inspection and acceptance of Manufacturing Equipment at Ani's facility prior to shipment to Calypte, and payable in shares of registered Calypte common stock, or cash, or a combination thereof, at Calypte's sole discretion; and,


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

                  5.3.3. Seventy-seven thousand six hundred fourteen Euros (77,614 euro) due upon inspection, acceptance and installation of Manufacturing Equipment at Calypte's designated facility, and payable in shares of registered Calypte common stock, or cash, or a combination thereof, at Calypte's sole discretion.

         5.4. In the event Ani shall make improvements to Manufacturing Equipment, Ani shall make available to Calypte all such improvements at mutually agreed terms.

         5.5. Ani shall provide Calypte at no additional cost all existing and any updated engineering drawings, diagrams, schematics and blueprints for all molds used to manufacture all plastic sample applicator device parts and rapid test device parts assembled by Manufacturing Equipment to be used solely within the limits of the license granted in Section 2. Ani shall remain the owner of, and shall retain all rights in and to, all such technical documentation.

         5.6. Calypte shall have the option to purchase all plastic sample applicator component device parts and rapid test device component parts assembled by Manufacturing Equipment directly from Ani at a price to be mutually agreed between the parties. In no case shall the price paid by Calypte exceed one hundred twenty percent (120%) of the price Ani pays for said component parts. In the event, Ani's purchase price for said component parts decreases due to the increased unit volume resulting from Calypte's purchase of said component parts, Calypte shall be granted the same discount from the supplier as Ani for the purchase of said component.

         5.7. Ani shall provide Calypte with a fully annotated detailed Bill-of-Materials (BOM) for all parts assembled by Manufacturing Equipment to be used solely for the purpose of repair of and acquiring of spare parts for the Manufacturing Equipment. Such BOM shall include the units required per sub-assembly, a listing of all vendors for component parts, sub-assemblies and final assemblies, and any other information necessary to identify the requisite parts needed for each sub-assembly and final assembly.

         5.8. Both parties shall conduct quality control and assurance testing on Manufacturing Equipment prior to shipment to Calypte in order to confirm that Manufacturing Equipment functions in accordance with the technical specifications set forth in Exhibit A or documentation delivered together with Manufacturing Equipment.

         5.9. Ani shall package and ship Manufacturing Equipment to Calypte's designated facility. Manufacturing Equipment shall be properly packaged and labeled in accordance with industry standards and customs at Ani's expense. All such shipments shall be FOB Helsinki, Finland.

         5.10. Manufacturing Equipment received by Calypte at Calypte's designated facility shall be subject to quality control testing by Calypte; such quality control procedures used by Calypte to test Manufacturing Equipment shall be the same quality control testing procedures used by Ani, and agreed to by Calypte, to test Manufacturing Equipment prior to shipment from Finland.


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         5.11. In the event there is a defect or non-conformity in Manufacturing
Equipment upon receipt by Calypte at Calypte's designated facility, Ani shall promptly correct or repair such defect or non-conformity at Calypte's designated facility, or in the event Ani is unable to promptly effect said repair, Calypte shall have the right to return any such defective Manufacturing Equipment to Ani for replacement. The shipping cost for returning any defective equipment shall be at Ani's sole expense.

         5.12. Any remarks or reclamations regarding Manufacturing Equipment shall be made within two (2) weeks from the date of completion of installation by Ani at Calypte's designated facility. Should Ani not receive any such notices or remarks from Calypte stating non-compliance of such equipment by the end of the two (2) week period following completion of its installation, Calypte shall be deemed to have approved and accepted the delivery and installation of such equipment.

6. Technology Transfer.

         6.1. Ani and Calypte shall work together to reformat Calypte's current HIV dipstick rapid test device and assay to perform as Licensed Products (hereinafter known as the "Project"). Prior to commencing work on the Project, Ani and Calypte shall prepare a mutually agreed upon research plan (hereinafter known as the "Scope of Work") to define specifications, milestones and goals. The results of the Project shall be the sole and exclusive property of Calypte.

         6.2. Ani and Calypte shall each be responsible for their own costs during the Project and the transfer of Licensed Technology from Ani to Calypte. Calypte may, under mutually agreed terms, hire Ani to consult on the further development of Licensed Products in preparation for the commencement of human clinical trials.

         6.3. Each party shall designate a Project Director to represent their interests and serve as a central point of contact during the Project and the transfer of Licensed Technology from Ani to Calypte.

         6.4. As part of the Project, Ani shall permit a reasonable number of technical personnel designated by Calypte to study the design and manufacture of products resulting from the Project at Ani's place of business. Calypte shall advise Ani, in advance, the names, qualifications and probable lengths of stay of Calypte's designated personnel desiring to visit Ani. Ani shall make available qualified personnel for consultation with, and training of such Calypte's personnel. The cost for transportation, meals, lodging and other expenses of Calypte's personnel dispatched for training shall be borne by Calypte. Such Calypte's personnel shall fully comply with Ani's security regulations and personnel rules.

         6.5. As part of the Project, Ani shall transfer to Calypte all know-how necessary to allow Calypte to develop and manufacture Licensed Products including but not limited to all specifications for reagents and materials, formula, manufacturing, analytical and testing procedures, release, packaging, and other processes contained in any document related to Licensed Technology, Licensed Products and the Project including all master formulas and process flow diagrams.


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

         6.6. The transfer of Licensed Technology from Ani to Calypte shall be accomplished in three (3) phases, and Licensed Technology shall be deemed transferred upon the successful completion of Phase 3 as set forth below:

                  6.6.1.   Phase  1:  Ani  and  Calypte   shall   demonstrate  a
laboratory-scale prototype of an HIV-1/2 rapid test based on Licensed Technology meeting the specifications set forth in the Scope of Work.

                  6.6.2. Phase 2: Ani and Calypte shall demonstrate, at Ani's facility, the successful pilot-scale manufacturing of the HIV-1/2 rapid test developed in Section 6.6.1 using the Manufacturing Equipment purchased by Calypte.

                  6.6.3. Phase 3: Ani and Calypte shall demonstrate, at Calypte's facility, the successful pilot-scale manufacturing of the HIV-1/2 rapid test developed in Section 6.6.2 using the Manufacturing Equipment purchased by Calypte.

7. Payments.

         7.1. Common Stock Payments.

                  7.1.1. Within thirty (30) days from the Effective Date, Calypte shall file a Registration Statement with the United States Securities and Exchange Commission (SEC) in accordance with the provisions contained in the Securities Act of 1933, as amended, for all shares of Calypte common stock payable to Ani hereunder.

                  7.1.2. The pricing of the shares of Calypte common stock used for payment of the 300,000 euro License Fee set forth in Section 3.1.1 and the 77,613 euro payment for Manufacturing Equipment set forth in Section 5.3.1 (hereinafter the "Pricing") shall be at Ani's option, either: (i) on the Effective Date, or (ii) on the date of the filing of the Registration Statement set forth in Section 7.1.1, provided however, the Pricing is equal to or greater than the Threshold Price.

                  7.1.2.1. In the event the Pricing is less than the Threshold Price, Calypte shall (i) make payment in cash for the 300,000 euro License Fee set forth in Section 3.1.1 and the 77,613 euro payment for Manufacturing Equipment set forth in Section 5.3.1, or (ii) Ani may elect to accept an equivalent number of shares of Calypte common stock priced at $0.40 per share as payment for the 300,000 euro License Fee set forth in Section 3.1.1 and the 77,613 euro payment for Manufacturing Equipment set forth in Section 5.3.1.

                  7.1.3. All Calypte common stock transferred to Ani as payment for any portion of the 700,000 euro License Fee set forth in Section 3.1.2, and as payment for any portion of the 155,227 euro Manufacturing Equipment set forth in Sections 5.3.2 and 5.3.3, shall be registered with the SEC at the time of said transfer.


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

                  7.1.4. Calypte shall comply with Best Price and Currency Exchange Rate provisions as defined elsewhere in this Agreement when making all payments for License Fee, Royalty, and Manufacturing Equipment.

                  7.1.5. All payments made by Calypte in the form of shares of Calypte common stock shall be deposited in Ani's brokerage account at:

                           Joseph Stevens & Company, Inc.
                           59 Maiden Lane
                           New York, NY 10038
                           Account Number:  7U5961641
                           Attn:  Mr. Fabio Migliaccio, Director of Operations
                           Telephone:  (212) 361-3000
                           Facsimile:  (212) 361-3333
                           Email:  fmigliaccio@josephstevens.com

                  7.1.6. In the event Calypte fails to make the payments in the form of shares of Calypte common stock or cash pursuant to Section 3 and Section 5, such delayed payments shall bear interest from and after the due date of the payment as set forth in the abovementioned Sections 3 and 5 until paid at a per annum rate equal to the US prime lending rate (Prime Rate) plus three (3) percent as quoted in The Wall Street Journal for the thirty (30) day period ending on the payment due date. Each such delayed payment when made shall be accompanied by all accrued and unpaid interest deposited via bank wire transfer in Ani's bank account as described in Section 7.2.1. Ani shall also be entitled to compensation for its collection costs.

         7.2. Cash Payments.

                  7.2.1. All payments made by Calypte in the form of cash shall be made in Euros and be electronically deposited via bank wire transfer in Ani's bank account at:

                           Nordea Bank Oy
                           Helsingin Yrityspankki
                           Korkeavuorenkatu 45, 00020 NORDEA
                           FINLAND
                           Account Number:  20011-800382023
                           Swift:  NDEAFIHH
                           IBAN:  FI9120011800382023
                           Telephone:  +358-9-16541801

         7.3. In the event that any taxes, withholding or otherwise, are levied by any government taxing authority in connection with accrual or payment of any royalties payable to Ani under this Agreement, Calypte shall have the right to pay such taxes to the local tax authorities on behalf of Ani and the payment to Ani of the net amount due, after reduction by the amount of such taxes, shall fully satisfy Calypte's royalty obligations under this Agreement, provided that appropriate documentation of such tax payment, including evidence of payment and receipt or any other appropriate documentation, is provided to Ani.

8. Confidentiality.

         8.1. Each party shall protect all Confidential Information of the other party with the same degree of care as it uses to avoid unauthorized use, disclosure, publication or dissemination of its own confidential information of a similar nature, but in no event less than a reasonable degree of care.

         8.2. Except as provided in this Agreement, neither party shall use for its own benefit or the benefit of any Third Party, or disclose, publish, release, transfer or otherwise make available to any Third Party, any Confidential Information of the other party without the other party's prior written consent. Each of Calypte and Ani, however, shall be permitted to disclose Confidential Information of the other to contractors and Third Parties, and its employees, Affiliates, accountants, attorneys and other agents to the extent such disclosure is reasonably necessary for the performance of its duties and obligations hereunder or, with respect to Calypte, its use and enjoyment of the Licensed Technology and Improvements. Each of Calypte and Ani shall be responsible for any violation of the confidentiality obligations set forth herein by any of the foregoing.

         8.3. The obligations in this Section 8 shall not restrict any disclosure of Confidential Information received by one party (the "Receiving Party") from the other party (the "Disclosing Party") where the Receiving Party can demonstrate that: (a) such Confidential Information was independently developed by the Receiving Party prior to its receipt thereof without violating its obligations hereunder or any of the Disclosing Party's proprietary rights;
(b) such Confidential Information is or becomes publicly known (other than through the unauthorized disclosure by the Receiving Party); (c) such Confidential Information was already known to the Receiving Party prior to its receipt thereof without any obligation of confidentiality; (d) such Confidential Information is received by the Receiving Party from a Third Party without any obligation of confidentiality; or (e) the Receiving Party is required to do so pursuant to any applicable law (provide that the Receiving Party shall provide reasonable prior written notice to the Disclosing Party of such disclosure).

         8.4. In addition to the foregoing, nothing contained in this Agreement shall supercede the confidentiality requirements set forth in the Confidentiality Agreement signed by the parties dated February 2, 2004, and its Amendment signed by the parties on February 29, 2004 shall remain in full force and effect.

9. Joint Investigation and Freedom to Operate Opinion.

         9.1. The parties deemed that, prior entering into this Agreement, it was in their mutual best interests to ensure that Calypte's sale of Licensed Products did not infringe intellectual property rights of Third Parties.

         9.2. Prior to entering into this Agreement, the parties obtained a Freedom to Operate Opinion from competent patent counsel concerning Licensed Technology. The parties have agreed to share equally the cost of obtaining said Freedom to Operate Opinion.

10. Term and Termination.

         10.1. This Agreement, unless earlier terminated in accordance with the terms set forth herein, shall continue until the expiration of all Valid Patent Claims. In the event no patents covering Licensed Technology issue in the United States of America within ten (10) years of the Effective Date, this Agreement shall terminate with respect to the United States of America but shall remain in force and effect outside of the United States of America until expiration of all Valid Patent Claims.

         10.2. This Agreement may be terminated by Calypte at any time by giving written notice to Ani. The termination shall be effective six (6) months after the date of notice. If the Agreement is terminated by Calypte, Calypte shall cease manufacturing and selling Licensed Products within six (6) months after the date of said notice.

         10.3. This Agreement may be terminated by Ani if Calypte materially breaches this Agreement and Calypte has not cured such material breach within ninety (90) days after receipt of written notice to Calypte by Ani specifying the nature of such alleged material breach. Failure of Calypte to pay any amount specified under this Agreement within thirty (30) days after the due date shall be deemed a material breach, which shall entitle Ani to terminate the Agreement with immediate effect with a written notice to Calypte.

         10.4. This Agreement shall terminate upon (i) an adjudication of Calypte as bankrupt or insolvent, or admission in writing of its inability to pay its obligations as they mature; (ii) an assignment of this Agreement by either Party for the benefit of creditors; (iii) the appointment of, or Calypte applying for or consenting to the appointment of, a receiver, trustee or similar officer for a substantial part of its property; (iv) the institution of or any act of Calypte instituting any bankruptcy, insolvency arrangement, or similar proceeding; or (v) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against a substantial part of the property of Calypte. Calypte may apply for reinstatement of this Agreement if either of conditions (iii) or (v) is removed within ninety (90) days.

         10.5. Section 8  (Confidentiality),  Section 10 (Term and Termination),
Section 11 (Dispute Resolution), Section 12 (Representations, Warranties and Limitation of Liability), and Section 13 (General Provisions) shall survive termination of this Agreement.

11. Dispute Resolution.

         11.1. Any dispute, controversy or claim arising from or relating to this Agreement, or the breach, termination or invalidity thereof, will be settled by arbitration in Hamburg, Germany, in accordance with the Rules of Arbitration of the International Chamber of Commerce (the "Rules") by one or more arbitrators appointed in accordance with the Rules. The award of the arbitration will be final and binding upon the parties without appeal or review except as permitted by German law.

12. Representations, Warranties and Limitation on Liability.

         12.1. Calypte represents and warrants: (a) It is a corporation validly existing and in good standing under the laws of the State of Delaware; (b) The execution, delivery and authority to execute and deliver this Agreement have been duly authorized by all necessary corporate action on the part of Calypte;
(c) It has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement; and, (d) All shares of Calypte common stock have been duly authorized and upon issuance, pursuant to the terms hereof and for the consideration herein set forth, will be validly issued, fully paid and nonassessable.

         12.2. Ani represents and warrants: (a) It is a corporation validly existing and in good standing under the laws of the country of Finland; (b) The execution, delivery and authority to execute and deliver this Agreement have been duly authorized by all necessary corporate action on the part of Ani; (c) It has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement; (d) Other than the grant set forth herein, Ani has not encumbered, restricted, transferred or otherwise burdened the Licensed Technology or Manufacturing Equipment; (e) It is not aware of any claim of infringement by any other party in and to the Licensed Technology; (f) Manufacturing Equipment shall be merchantable and fit for the particular purpose it is being sold for hereunder; and, (g) Except as expressly set forth herein, Ani hereby disclaims and negates any and all warranties, whether express or implied, with respect to the Licensed Technology and Improvement, or any rights hereunder transferred, including but not limited to, any IMPLIED WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR ANY PARTICULAR PURPOSE. Without limiting the generality of the foregoing, Ani makes no representations or warranties as to the patentability, noninfringement, use or other application of the Licensed Technology or any Improvement, or as to the likelihood of the success of any research, development, testing, marketing or other utilization of the Licensed Technology or any Improvement.

         12.3. Under no circumstances shall either party be liable to the other party for any consequential, incidental, special, indirect or exemplary damages arising out of or related to this Agreement, whether in contract, tort, strict liability or any other legal theory, including without limitation, damages for loss of profits, business interruption, or for any claim or demand against one party by any other party, or other pecuniary loss.

13. General Provisions.

         13.1. Neither this Agreement nor any rights or obligations of a Party under this Agreement may be assigned in whole or in part by such Party without the prior written consent of the other Party, except that each Party may assign this Agreement to an Affiliate or in connection with any merger, reorganization, or consolidation with or into another Entity, or any sale or transfer of any of its assets or business to a Third Party, provided however, the Third Party agrees in writing to assume the assigning Party's obligations under this Agreement. Any attempted assignment in violation hereof will be void.

         13.2. This Agreement will bind and inure to the benefit of the respective successors and permitted assigns of the parties.

         13.3. This Agreement shall be construed and enforced in accordance with the laws of the country of Germany without giving effect to its conflicts of law principles.

         13.4. If any provision of this Agreement is unenforceable or invalid under any applicable law or is so held by applicable court decision, such unenforceability or invalidity will not render this Agreement unenforceable or invalid as a whole and such provisions will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

         13.5. The failure of either party to require performance by the other party of any provision of this Agreement will not affect the full right to require such performance at any time thereafter; not will the waiver by either party of a breach of any provision of this Agreement be taken or held to be a waiver of the provision itself.

         13.6. Ani and Calypte shall consult with each other and shall conduct themselves in a manner consistent with all current regulatory guidelines governing the manufacture and sale of human in vitro clinical diagnostic products. The parties shall use commercially reasonable efforts to provide requisite facilities, staff and supplies necessary to fulfill their respective obligations as set forth in this Agreement. Each party agrees to execute and deliver any and all documents, and to perform such other acts as may be reasonably necessary or expedient to carry out and make effective the purposes and transactions contemplated by this Agreement.

         13.7. Information developed and produced during the course of the parties fulfilling their obligations as set forth in the Agreement may be translated into regulatory agency filings and manufacturing, packaging and quality control procedures by the parties which will be reviewed and approved by both parties. All such information, documentation and regulatory agency filings shall be the sole property of Calypte. Calypte shall be solely responsible for complying with requirements for testing, filings, marketing, advertising and other compliance with applicable laws for Licensed Products sold by Calypte within the Territory.

         13.8. Neither party shall be responsible for any defaults or delays that are due to causes beyond the party's control, including, but without limitation, acts of God or public enemy, acts of a government or terrorist group, or total or partial product recall (actual or threatened), fire, flood or other natural disasters, embargoes, accidents, explosions, strike or other labor disturbances (regardless of the reasonableness of the demands of labor), shortages of fuel, power or raw materials, inability to obtain or delays of transportation facilities, incidents of war, or other events causing the inability of the party, acting in good faith with due diligence, to perform its obligations or otherwise refrain from committing a breach.

         13.9. Neither party shall issue or cause to be issued any press release, public announcement or disclosure of any kind or nature whatsoever or otherwise disclose the existence of an agreement between the parties or the transactions contemplated hereby except as is required by law, or SEC public disclosure reporting requirements, or to the extent that both parties jointly agree to such press release, public announcement or disclosure in advance and in writing.

         13.10. Nothing in this Agreement will be construed as creating any agency, partnership, or other form of joint enterprise between the parties. Neither party will have the authority to act or create any binding obligation on behalf of the other party and neither party will represent to any third party that it has the authority to act or create any binding obligation on behalf of the other party.

         13.11. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13.12. This Agreement, together with the Exhibits hereto, constitutes the entire agreement between the Parties as to the subject matter hereof, and supercedes all prior negotiations, representations, agreements and understandings whether oral or written regarding such subject matter. This Agreement may be modified or amended only by a writing executed by authorized representatives of both of the parties.

         13.13. All notices, consents, waivers and other communications intended to have legal effect under this Agreement must be in writing, must be delivered to the other party at the address set forth below by personal delivery, certified mail, postage pre-paid, or an internationally recognized overnight courier, and will be effective upon receipt (or when delivery is refused). Each party may change its address for receipt of notices by giving notice of the new address to the other party pursuant to this Section:

                           If to Ani:

                                      Ani Biotech OY
                                      Museokatu 13 B
                                      00100 Helsinki Finland
                                      Attn:  Dr. Aimo Niskanen, CEO
                                      Telephone:  +358-20-1557515
                                      Facsimile:  +358-20-1557517
                                      Email:  aimo.niskanen@anibiotech.fi

                           If to Calypte:

                                      Calypte Biomedical Corporation
                                      5000 Hopyard Road, Suite 480
                                      Pleasanton, CA 94588 USA
                                      Attn:  Mr. Richard Brounstein, EVP & CFO
                                      Telephone:  (925) 730-7207
                                      Facsimile:  (925) 730-0146
                                      Email:  rbrounstein@calypte.com

                                 SIGNATURE PAGE


       IN WITNESS WHEREOF, Ani and Calypte have executed this Agreement as of the date first shown above.

FOR ANI BIOTECH OY:                FOR CALYPTE BIOMEDICAL:



/s/ Aimo Niskanen                  /s/ J. Richard George
-----------------------------      -------------------------------
DR. AIMO NISKANEN                  DR. RICHARD GEORGE


President & CEO                    President & CEO
-----------------------------      -------------------------------
TITLE                              TITLE

                                    EXHIBIT A

                             MANUFACTURING EQUIPMENT

AUTOMATIC BOTTLING MACHINE                                            [LOGO]
2004-08-11                                                            ANIBiotech
Page 1 of 2
--------------------------------------------------------------------------------


AUTOMATIC BOTTLING MACHINE
ABM-03A


Introduction:

o Automatic feeding System for small vials and caps (Vial, Sarstedt 72.694, 2ml)
o     Automatic feeding for liquid (Dispensette, Bottle-Top Dispenser)
o     Adjustable speed of machine (100 - 1600 bottles / hour)



                                [PHOTO OMITTED]


================================================================================

TECHNICAL INFORMATION

================================================================================

================================================================================

AUTOMATIC BOTTLING MACHINE                    ABM-03A

================================================================================

Power                                         220 - 230 V,50 Hz
--------------------------------------------------------------------------------
Body                                          Aluminium/steel
--------------------------------------------------------------------------------
Compressed Air Equipment                      Need for air about 60 l/min
--------------------------------------------------------------------------------
Vibration Vat for Vial                        0 550 mm, 519 W
--------------------------------------------------------------------------------
Vibration Vat for Cap                         0 250 mm, 240 W
--------------------------------------------------------------------------------
Speed Control                                 100-1600 bottles/h (adjustable)
--------------------------------------------------------------------------------
Emergency Stop                                Safety Switch
--------------------------------------------------------------------------------
Bottle-Top Dispenser                          Dispensette
--------------------------------------------------------------------------------
Vials and caps                                Sarstedt no 72.694, 2 ml
--------------------------------------------------------------------------------
Length                                        1000 mm
--------------------------------------------------------------------------------
Width                                         900 mm
--------------------------------------------------------------------------------
Height                                        1250 mm
--------------------------------------------------------------------------------
Weight                                        120 kg
--------------------------------------------------------------------------------

ASSEMBLING MACHINE                                                    [LOGO]
2004-08-11                                                            ANIBiotech
Page 1 of 2
--------------------------------------------------------------------------------


ASSEMBLING MACHINE - SHORT SLIDES
AM-03A


Introduction:


o     One cassette type per machine
o     Small need for space
o     Single operator
o     Automatic cutting and feeding system of laminated strip
o     Assembles the cutted strip, pill and cover
o     Pick and push mechanism
o     Manual feeding of bottom and cover cassettes into feeding belts
o     Adjustable speed up to 1800 cassettes/hour



                                [PHOTO OMITTED]


================================================================================

TECHNICAL INFORMATION

================================================================================

--------------------------------------------------------------------------------
Body                                          Industrial table, 1500 x 750 mm,
                                              plastic/steel
--------------------------------------------------------------------------------
Power                                         230 V, 50 Hz
--------------------------------------------------------------------------------
Compressed Air Remove Button                  Safety Switch
--------------------------------------------------------------------------------
Cutting Width                                 Depends of cassette type (X)
                                              (5mm)
--------------------------------------------------------------------------------
Backing Plastic                               Depends of cassette type (X)
                                              (71mm)
--------------------------------------------------------------------------------
Speed Control                                 1800 pc/h (adjustable)
--------------------------------------------------------------------------------
Emergency Stop                                Safety Switch
--------------------------------------------------------------------------------
Feeding System for Cassettes                  2x18 W
--------------------------------------------------------------------------------
Cutting Blade                                 Thickness 0.25mm
--------------------------------------------------------------------------------
Compressed Air Equipment                      Need for air about 120 l/min
--------------------------------------------------------------------------------
Length                                        1500 mm
--------------------------------------------------------------------------------
Width                                         1100 mm
--------------------------------------------------------------------------------
Height                                        1120 mm
--------------------------------------------------------------------------------
Weight                                        149 kg
--------------------------------------------------------------------------------
Vibration Vat for Pills (Drying Pill)         Option
--------------------------------------------------------------------------------
Drying Pill                                   Option
--------------------------------------------------------------------------------

(X) The cassette type must be agreed with Ani Biotech before the manufacturing of the assembling machine can be started

CONJUGATE APPLICATION                                                 [LOGO]
2004-08-11                                                            ANIBiotech
Page 1 of 2
--------------------------------------------------------------------------------


CONJUGATE APPLICATION
CA-03A

Conjugate Application for cold and latex conjugation


Introduction:


o     New model - improved version
o     Reel-To-Reel system
o     Dispensing the reagents with peristaltic pump (Watson Marlow 323 S)
o     Holder of feeding nozzle
o     Drying oven with heater
o     Collection reel in the end of the process
o     Digital Speed control (3-5) meters / minute)
o     Machine will be assembled on a table - need for space is small



                                [PHOTO OMITTED]


================================================================================

TECHNICAL INFORMATION

================================================================================

--------------------------------------------------------------------------------
CONJUGATE APPLICATION                         CA-03A
--------------------------------------------------------------------------------
Power                                         230 V, 50 Hz
--------------------------------------------------------------------------------
Body                                          Aluminium
--------------------------------------------------------------------------------
Input and collection reel                     0 360/240/60 mm
--------------------------------------------------------------------------------
Supporting Input and Collect Reel             Aluminium/Steel
--------------------------------------------------------------------------------
Speed Control                                 3-5 meter/min
--------------------------------------------------------------------------------
Protective Plates                             Plastic/aluminium
--------------------------------------------------------------------------------
Dry Air Fans                                  2 x 1400 W
--------------------------------------------------------------------------------
Blocking                                      Peristaltic Pump, Watson Marlow
                                              323 S
--------------------------------------------------------------------------------
Length                                        3400 mm
--------------------------------------------------------------------------------
Width                                         800 mm
--------------------------------------------------------------------------------
Height                                        780 mm (+ table height 700-900 mm)
--------------------------------------------------------------------------------
Weight                                        100 kg
--------------------------------------------------------------------------------
Motor                                         250 W
--------------------------------------------------------------------------------
Tube for peristaltic pump                     Watson Marlow - 0 0.79 mm
--------------------------------------------------------------------------------

LINE PRINTING MACHINE                                                 [LOGO]
2004-08-11                                                            ANIBiotech
Page 1 of 3
--------------------------------------------------------------------------------


LINE PRINTING MACHINE FOR NITROCELLULOSE
LP-03A

Reel-To-Reel Line Printing System


Introduction:

o The system includes the place for dispensing the reagents with a possibility to control the lines easily by visually
o     Dispensing System (Offered separately)
o     Lightning table for controlling the lines visually
o     Drying Unit for drying the reagents lines
o     Blocking Unit to block the nitrocellulose (Peristaltic Pump, Watson Marlow
      323)
o     Drying Unit after blocking
o     Collecting Reel System


                                [PHOTO OMITTED]

LINE PRINTING MACHINE                                                 [LOGO]
2004-08-11                                                            ANIBiotech
Page 2 of 3
--------------------------------------------------------------------------------


================================================================================

TECHNICAL INFORMATION

================================================================================

--------------------------------------------------------------------------------
REAGENS UNIT
--------------------------------------------------------------------------------
Power                                         230 V, 50 Hz
--------------------------------------------------------------------------------
Body                                          Indutrial table, 2250 x 750 mm
--------------------------------------------------------------------------------
Input Reel                                    0 500/400/60 mm
--------------------------------------------------------------------------------
Supporting of Reel                            Aluminium/Steel/Plastic
--------------------------------------------------------------------------------
Reagent printing table                        Plastic/Aluminium
--------------------------------------------------------------------------------
Lighting of the Table                         Fluorescence tube, 2 x 40W
--------------------------------------------------------------------------------
Reagent Dispensing Machine                    Imagene Technology / Bio Dot
                                              (Offered separately)
--------------------------------------------------------------------------------
Speed  Control                                1-2 m/min (adjustable)
--------------------------------------------------------------------------------
Dry Air Fan                                   1400 W
--------------------------------------------------------------------------------
Blocking Unit                                 Peristaltic Pump; Watson Marlow
                                              323 S
--------------------------------------------------------------------------------
Nozzles (Blocking)                            0 0.7 mm
--------------------------------------------------------------------------------
Nozzle Tube                                   Sarstedt / Watson Marlow 0 0.79 mm
--------------------------------------------------------------------------------
Length                                        3000 mm
--------------------------------------------------------------------------------
Width                                         750 mm
--------------------------------------------------------------------------------
Height                                        1300 mm(table), 25000mm
                                              (Drying Tower)
--------------------------------------------------------------------------------
Weight                                        150 kg
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DRYING UNIT
--------------------------------------------------------------------------------
Power                                         230 V, 50 Hz
--------------------------------------------------------------------------------
Body                                          Aluminium
--------------------------------------------------------------------------------
Motor                                         550 W
--------------------------------------------------------------------------------
Reels of Drying Unit                          Steel
--------------------------------------------------------------------------------
Bars of Body                                  Aluminium
--------------------------------------------------------------------------------
Protective Plates                             Acryl (Perspex) / Aluminium
--------------------------------------------------------------------------------
Reel                                          0 500/400/60 mm
--------------------------------------------------------------------------------
Speed Control                                 1-2 m/min (adjustable)
--------------------------------------------------------------------------------
Dry Air Fans                                  2x1400 W
--------------------------------------------------------------------------------
Reflection Plates of Dry Air                  Aluminium
--------------------------------------------------------------------------------
Length                                        2800 mm
--------------------------------------------------------------------------------
Width                                         800 mm
--------------------------------------------------------------------------------
Height                                        1170 mm
--------------------------------------------------------------------------------
Weight                                        130 kg
--------------------------------------------------------------------------------

SAMPLING DEVICE ASSEMBLY MACHINE                                      [LOGO]
2004-08-11                                                            ANIBiotech
Page 1 of 2
--------------------------------------------------------------------------------

SAMPLING DEVICE ASSEMBLY MACHINE
SDA-03A (2.5/4.7mm)


Introduction:

o     Single operator
o     Manual speed control
o     Automatic cutting of the laminated strip
o     Automatic cutting of the sample end
o     Makes two samples stick at once
o     Machine will be assembled on a table


                                [PHOTO OMITTED]
           This is a picture of an R&D machine, not a final version.


================================================================================

TECHNICAL INFORMATION

================================================================================

--------------------------------------------------------------------------------
Body                                          Steel
--------------------------------------------------------------------------------
Power                                         230 V, 50 Hz
--------------------------------------------------------------------------------
Protective Plates                             Plastic
--------------------------------------------------------------------------------
Rolling surfaces                              Rubber
--------------------------------------------------------------------------------
Speed Control                                 Up to 1000 pc/h
--------------------------------------------------------------------------------
Emergency Stop                                Safety Switch
--------------------------------------------------------------------------------
Sample stick                                  0 2.5 mm, length 270 mm
--------------------------------------------------------------------------------
Sample end (ready-made stick)                 0 4.7 mm (length 135 mm)
--------------------------------------------------------------------------------
Lamination width                              51 mm
--------------------------------------------------------------------------------
Cutting lenght                                40 mm (Ready sample end length
                                              20 mm)
--------------------------------------------------------------------------------
Cutting Blade                                 Thickness 0.25mm
--------------------------------------------------------------------------------
Compressed Air Equipment                      Need for air about 6l/min
--------------------------------------------------------------------------------
Length                                        600 mm (feeding pipe)
--------------------------------------------------------------------------------
Width                                         900 mm
--------------------------------------------------------------------------------
Height                                        330 mm
--------------------------------------------------------------------------------
Weight                                        33 kg
--------------------------------------------------------------------------------

                                   EXHIBIT B


                                 ROYALTY RATES

                                                             ROYALTY RATES FOR URINE & ORAL FLUID


                                                                                                            SYPHILIS, GONORRHEA,
                                  HIV TEST                  HEPATITIS TEST              HPV TEST               CHLAMYDIA TEST
                              --------------------      -----------------------   ----------------------    ------------------------
----------------
EXCLUSIVE RIGHTS              Professional     OTC      Professional       OTC    Professional      OTC     Professional      OTC
----------------              ------------     ---      ------------       ---    ------------      ---     ------------      ---
REGION I COUNTRIES                                         5.0% (Hep C)
(USA, Canada, EU, Japan)           5.0%       10.0%        3.0% (Hep B)    10.0%     7.0%          10.0%        4.0%          10.0%


REGION II COUNTRIES                                        2.0% (Hep C)
(Rest of World)                    2.0%        3.0%        1.0% (Hep B)     5.0%     5.0%           8.0%        2.0%           8.0%


                                                             ROYALTY RATES FOR BLOOD & UROGENITAL SWAB


                                                                                                            SYPHILIS, GONORRHEA,
                                  HIV TEST                 HEPATITIS TEST                 HPV TEST             CHLAMYDIA TEST
                              --------------------      -----------------------   ----------------------    ------------------------

--------------------
NON-EXCLUSIVE RIGHTS          Professional     OTC      Professional       OTC    Professional      OTC     Professional      OTC
--------------------          ------------     ---      ------------       ---    ------------      ---     ------------      ---
REGION I COUNTRIES                                         3.0% (Hep C)
(USA, Canada, EU, Japan)           3.0%       10.0%        2.0% (Hep B)    10.0%     4.0%          10.0%        3.0%          10.0%


REGION II COUNTRIES
(Rest of World)                    2.0%        3.0%        1.0%             3.0%     3.0%           8.0%        1.0%           8.0%